Goldman Sachs Trust

Goldman Sachs Research Select FundSM

Class A, B and C Shares

Institutional Shares
Service Shares

Supplement dated July 22, 2002 to

Prospectus dated December 28, 2001

The following changes to the portfolio management team and principal investment strategies of Goldman Sachs Research Select Fund (the “Fund”) are expected to become effective in September 2002:

1)	The Quantitative Equity Team of Goldman Sachs Asset Management (the “Investment Adviser”) will cease managing the Fund and will be replaced by the Investment Adviser’s Value and Growth investment teams. A committee of portfolio managers representing the Investment Adviser’s Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Fund.

2)	The Fund will be an actively managed, research-based portfolio of best ideas based on the fundamental research and portfolio construction capabilities of the Investment Adviser’s Value and Growth investment teams. The Fund will not invest in equity securities based on the U.S. Select List maintained by the Goldman Sachs Global Investment Research Division, and will eliminate its current policy of seeking to deliver returns that are comparable to the price returns of the U.S. Select List. The U.S. Select List includes approximately 25 to 35 corporate issuers and, historically, has consisted primarily of common stocks of relatively large U.S. companies, although the list has not been restricted to those types of companies.

3)	The Fund will adopt a principal investment strategy of investing at least 80% of its net assets plus borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund will seek to achieve this investment policy by investing, under normal circumstances, in approximately 40-50 companies that are considered by the Investment Adviser to be positioned for long-term growth or are positioned as value opportunities which, in the Investment Adviser’s view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price. The Fund will be able to invest in securities of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The foregoing changes have been determined by the Board of Trustees of Goldman Sachs Trust to be in the best interests of the Fund and its shareholders. In September, the Fund will offer an updated Prospectus reflecting the above changes and other related enhancements to the Fund’s investment strategies, practices and techniques.

The Fund’s shareholder account policies are not affected by the pending changes described above, and current shareholders of the Fund may continue to buy, sell and exchange their shares of the Fund as they have in the past.

The Investment Philosophy of the Investment Adviser’s Value investment team is to seek to identify through intensive, hands-on research:

      1. Well-positioned businesses that have:

■	Attractive returns on capital.

■	Sustainable earnings and cash flow.

■	Strong company management focused on long-term returns to shareholders.

      2. Attractive valuation opportunities where:

■	The intrinsic value of the business is not reflected in the stock price.

The Investment Philosophy of the Investment Adviser’s Growth investment team is to:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.

■	Perform intensive, hands-on fundamental research.

■	Seek businesses with strategic competitive advantages.

■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price.

RESSTCK 7-02

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